EXHIBIT 10(iii)(p)
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                                INGERSOLL-RAND COMPANY
                                   ELECTED OFFICERS
                                 SUPPLEMENTAL PROGRAM


          Introduction

          Ingersoll-Rand Company (the "Company") desires to adopt the Ingersoll-Rand Company Elected Officers Supplemental Program (the "Program") to provide retirement benefits to certain individuals employed by the Company in addition to the benefits provided from other qualified and non-qualified plans maintained by the Company.

          It is intended that this Program be treated as a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

          This Program shall be effective as of June 30, 1995.


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                                    INGERSOLL-RAND

                                  TABLE OF CONTENTS
                                                                       Page


          INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . .      1

          SECTION 1 - DEFINITIONS

            1.1   Actuarial Equivalent  . . . . . . . . . . . . . .      4
            1.2   Board . . . . . . . . . . . . . . . . . . . . . .      4
            1.3   Change of Control . . . . . . . . . . . . . . . .      4
            1.4   Company . . . . . . . . . . . . . . . . . . . . .      4
            1.5   Committee . . . . . . . . . . . . . . . . . . . .      4
            1.6   Elected Officer . . . . . . . . . . . . . . . . .      4
            1.7   Employee  . . . . . . . . . . . . . . . . . . . .      4
            1.8   Final Average Salary  . . . . . . . . . . . . . .      4
            1.9   Pension Plan  . . . . . . . . . . . . . . . . . .      5
            1.10  Program . . . . . . . . . . . . . . . . . . . . .      5
            1.11  Year of Service . . . . . . . . . . . . . . . . .      5

          SECTION 2 - PARTICIPATION

            2.1   Commencement of Participation . . . . . . . . . .      5
            2.2   Duration of Participation . . . . . . . . . . . .      5

          SECTION 3 - AMOUNT OF BENEFIT

            3.1   Amount of Benefit . . . . . . . . . . . . . . . .      6

          SECTION 4 - VESTING

            4.1   Vesting . . . . . . . . . . . . . . . . . . . . .      6
            4.2   Forfeiture for Cause  . . . . . . . . . . . . . .    6-7

          SECTION 5 - DISTRIBUTIONS

            5.1   Retirement  . . . . . . . . . . . . . . . . . . .    7-8
            5.2   Form of Distribution  . . . . . . . . . . . . . .    8-9
            5.3   Disability  . . . . . . . . . . . . . . . . . . .      9
            5.4   Death . . . . . . . . . . . . . . . . . . . . . .     10
            5.5   Payment of Benefits . . . . . . . . . . . . . . .     10






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                                   INGERSOLL-RAND

                              TABLE OF CONTENTS (cont.)
                                                                       Page


          SECTION 6 - FUNDING

             6.1  Funding . . . . . . . . . . . . . . . . . . . . . .   10
             6.2  Company Obligation  . . . . . . . . . . . . . . . .   11

          SECTION 7 - CHANGE OF CONTROL

             7.1  Contributions to Trust  . . . . . . . . . . . . . .   11
             7.2  Amendments  . . . . . . . . . . . . . . . . . . . .   11

          SECTION 8 - MISCELLANEOUS

             8.1  Amendment and Termination . . . . . . . . . . . . .11-12
             8.2  No Contract of Employment . . . . . . . . . . . . .   12
             8.3  Withholding . . . . . . . . . . . . . . . . . . . .   12
             8.4  Loans . . . . . . . . . . . . . . . . . . . . . . .   12
             8.5  Compensation and Nominating Committee . . . . . . .12-13
             8.6  Entire Agreement; Successors  . . . . . . . . . . .   13
             8.7  Severability  . . . . . . . . . . . . . . . . . . .   13
             8.8  Governing Law . . . . . . . . . . . . . . . . . . .   13
             8.9  Participant as General Creditor . . . . . . . . . .   13
             8.10 Nonassignability  . . . . . . . . . . . . . . . . .   14

          APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . .14-17



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                                      SECTION 1

                                     DEFINITIONS


          1.1 "Actuarial Equivalent" means an amount having equal value when computed on the basis of the 1983 Group Annuity Mortality Table (blended) and an interest rate equal to the average of the monthly rates for ten-year Constant Maturities for US Treasury Securities for the twelve-month period immediately preceding the month prior to the month in which a determination of benefit occurs, such rate as published in Federal Reserve statistical release H.15(519).

          1.2  "Board" means the Board of Directors of Ingersoll-Rand
               Company.

          1.3 "Change of Control" shall have the same meaning as a "change of control of the Company" (as set forth in the Company's Incentive Stock Plan of 1995), unless a different definition is used for purposes of any severance of employment agreement between an Employer and an Employee, in which event such definition shall apply.

          1.4 "Company" means Ingersoll-Rand Company, and its successors or assigns.

          1.5 "Committee" means the Compensation and Nominating Committee of the Board.

          1.6 "Elected Officer" means an individual elected by the Board as an officer of the Company.

          1.7 "Employee" means an individual eligible to participate in the Program as provided in Section 2.1

          1.8  "Final Average Salary" means the sum of the following:

               (a) the average of each of the five highest bonus payments made during the six most recent calendar years including the year during which the Employee's retirement, death, or disability occurs or a Change of Control occurs, and

               (b) the Employee's annualized base rate of pay in effect immediately prior to the date of determination.


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          1.9  "Pension Plan" means the Ingersoll-Rand Pension Plan Number
               One as in effect on June 30, 1995 and as amended from time to time.

          1.10 "Program" means the Ingersoll-Rand Company Elected Officers Supplemental Program as stated herein and as may be amended from time to time.

          1.11 "Year of Service" shall be determined in accordance with the terms of the Pension Plan used to determine Years of Vesting Service, provided that in the event an Employee earns one or more hours of service during a calendar year, he shall be credited with a Year of Service with respect to such year for purposes of the Program.

               Whenever the word "he," "his," or "him" is used in the Program, such word is intended to embrace within its purview the word "she" or "her", as may be appropriate.


                                      SECTION 2
                                    PARTICIPATION


          2.1  Commencement of Participation

               An individual employed by the Company shall commence participation in the Program upon becoming an Elected Officer of the Company.

          2.2  Duration of Participation

               An Employee shall continue to participate in the Program until the earlier of his termination of employment, death, or election to waive the benefit provided under the Program.




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                                      SECTION 3
                                  AMOUNT OF BENEFIT


          3.1  Amount of Benefit

               An Employee shall be entitled to receive a benefit under the Program equal to (a) minus (b) below:

               (a) 65% of his Final Average Salary, multiplied by a fraction, the numerator of which is his Years of Service (up to a maximum of 30), and the denominator of which is 30, minus

               (b)   the amount set forth in Appendix A attached hereto.


                                      SECTION 4
                                       VESTING


          4.1  Vesting

               An Employee shall become vested in the benefit provided under this Program upon the earlier of (i) the attainment of age 55 and the completion of 15 Years of Service, (ii) the attainment of age 62, (iii) death, or (iv) a Change of Control.

          4.2  Forfeiture for Cause

               All benefits for which an Employee would otherwise be eligible hereunder may be forfeited, at the discretion of the Committee, prior to the occurrence of a Change of Control under the following circumstances:

               (a) The Employee is discharged by the Company for cause, which shall be a breach of the standards set forth in the Ingersoll-Rand Company Code of Conduct; or

               (b) Determination by the Committee no later than 12 months after termination of employment that the Employee has engaged in serious or willful misconduct in connection with his employment with the Company; or




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               (c)   The Employee (whether while employed or for two years
                     thereafter) without the written consent of the Company is employed by, becomes associated with, renders service to, or owns an interest in any business that is competitive with the Company or with any business in which the Company has a substantial interest as determined by the Committee; provided, however, that an Employee may own up to 1% of the publicly traded equity securities of any business, notwithstanding the foregoing.


                                      SECTION 5
                                    DISTRIBUTIONS

          5.1  Retirement

               Employee retirement distribution under the Program shall be as follows:

               (a) Normal Retirement - An Employee shall retire and receive the benefit under Section 3.1 upon attaining age 62, provided that the Chief Executive Officer of the Company (or in the case of the Chief Executive Officer, the Board) may request an Employee to remain in the employ of the Company after the Employee has attained age 62.

               (b) Early Retirement - An Employee may retire under the Program at any time after he becomes vested in accordance with Section 4.1. In the event he retires before age 62, he will receive a benefit under this Program in accordance with Section 5.5. Such benefit shall be equal to the benefit he would have received at age 62 under Section 3.1, provided however that:

                          (i) the amount determined under Section 3.1(a) shall be reduced by .3% for each month that the benefit commences prior to age 65,

                          (ii)  the benefit offset amount derived from
                                defined contribution account balances, as identified in the applicable Appendix, shall be converted to immediate annuities using the Actuarial Equivalent as defined in Section 1.1, and shall be based on the Employee's age at date of retirement,


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                          (iii) the benefit offset amount derived from
                                defined benefit plans, as identified in
                                Appendix A and as adjusted for retirement at the earliest date on which the Employee may retire and begin receiving a benefit under such defined benefit plans and as further adjusted, if necessary, to the Actuarial Equivalent of the benefit payable on the date benefits under the Program commence, shall be as determined under the applicable plans irrespective of whether the Employee elects to receive a benefit under such plans, and

                          (iv) for years prior to Social Security normal retirement age, the Social Security Primary Insurance Amount shall be reduced by the same factors used by the Social Security Administration to adjust benefits payable at age 62 or later, and by .3% for each month that benefits under the Program commence prior to age 62.

               (c) Late Retirement - If an Employee retires after age 62 as provided under (a) above, he will receive a benefit equal to the greater of:

                          (i) the benefit determined under Section 3.1 as of his date of retirement, or

                          (ii) the benefit he would have received had he retired at age 62, credited with interest from the date he attained age 62 until his date of retirement. For purposes of this subsection (ii), the interest used will be rate will be equal to the rate of return earned by the Fixed Income Fund of the Ingersoll-Rand Company Savings and Stock Investment Plan during such period.

          5.2  Form of Distribution

               Benefits under this Program shall be payable solely in a single lump sum. The lump sum amount, determined as of the Employee's date of retirement, shall be the Actuarial Equivalent value of a single life annuity of the benefit under Section 3.1 adjusted, if applicable, to reflect the


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               provisions of Section 5.1. The lump sum distribution
               determined under this Section 5.2 shall be credited with interest at a rate equal to the rate of return earned by the Fixed Income Fund of the Ingersoll-Rand Company Savings and Stock Investment Plan from the Employee's date of retirement until the date of distribution.

               Notwithstanding the foregoing, an Employee who retires under this Program and receives a lump sum payment under this Section 5.2 may elect within the 30-day period immediately preceding his date of retirement to have his benefit determined as of his date of retirement, using an alternative interest rate. The alternative interest rate used to determine the Actuarial Equivalent benefit payable in a lump sum shall be the interest rate equal to the 10-Year Treasury Note rate as published in The New York Times in the Key Rate Table under the Credit Market Section, or, if such rate is unavailable, as provided by Telerate, in both cases as of the business day immediately preceding the date payment is made to the Employee. In the event an Employee elects to have his benefit determined under this paragraph, no interest will be payable from the Employee s date of retirement until the date of distribution.

          5.3  Disability

               In the event that an Employee becomes disabled, he shall continue to earn benefits under the Program as if he continued to be employed by the Company at his same annualized base rate of pay as of the date he became disabled. Such Employee shall receive an immediate lump sum payment determined under Section 5.2 of the Program as of the Employee's 65th birthday. For purposes of determining his Final Average Salary, the average of each of the five highest bonus payments made out of the last six most recent bonuses received by the Employee prior to the date he became disabled shall be used. If an Employee is no longer disabled and he does not return to the employ of the Company or an affiliated company, he shall not be entitled to continued accrual under this Section for his period of disability. If an employee is no longer disabled and he returns to the employ of the Company, he will be entitled to continued accrual under this Section for the period of his disability. For purposes of the Program, an Employee shall be disabled if he is unable to continue to perform the duties of his position due to a physical or mental impairment.


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          5.4  Death

               In the event that an Employee dies prior to retirement, his beneficiary shall receive a lump sum payment determined under Section 5.2 of this Program as of the date of the Employee's death as if the Employee retired on the date of his death; provided that if the Employee's death occurs prior to his attainment of age 55, his benefit shall be reduced by .3% for each month that the benefit commences before the Employee would have reached age 65. The Employee's beneficiary under this Program shall be the beneficiary under the Ingersoll-Rand Company Savings and Stock Investment Plan unless the Employee designates another beneficiary in writing, and such written designation has been received by the Committee prior to the date of death. An Employee may change the designated beneficiary under this Program at any time by providing such designation in writing to the Committee.

          5.5  Payment of Benefits

               The benefit under the Program shall be paid on the later of
               (i) the first business day of the sixth month following the Employee's retirement or death, or (ii) the first business day of the calendar year following the Employee's retirement.

               In the event an Employee is disabled in accordance with
               Section 5.3, his benefit shall be paid on the first day of the month following the date that the Employee attains age 65.


                                      SECTION 6
                                       FUNDING


          6.1  Funding

               Except as provided in Section 8.9 hereof, the Company shall have no obligation to fund the benefit that an Employee earns under this Program.







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          6.2  Company Obligation

               Notwithstanding the provisions of any trust agreement or similar funding vehicle to the contrary, the Company shall remain obligated to pay benefits under this Program. Nothing in this Program or any trust agreement shall relieve the Company of its liabilities to pay benefits under this Program except to the extent that such liabilities are met by the distribution of trust assets.


                                      SECTION 7
                                  CHANGE OF CONTROL


          7.1  Contributions to Trust

               In the event that a Change of Control has occurred, the Company shall be obligated to establish a trust and to contribute to the trust an amount necessary to fund the accrued benefit earned by the Employee under this Program (assuming immediate benefit commencement) as of the last day of the calendar month immediately preceding the date the Board of Directors determines that a Change of Control has occurred. If the Employee shall not have attained age 55, his annual benefit shall be determined on the same basis used to determine his accrued benefit in the case of death as specified in Section 5.4.

          7.2  Amendments

               Following a Change of Control of the Company, any amendment modifying or terminating this Program shall have no force or effect.


                                      SECTION 8
                                    MISCELLANEOUS


          8.1  Amendment and Termination

               Except as provided in Section 7.2 hereof, this Program may, at any time and from time to time, be amended or terminated without the consent of any Employee or beneficiary, (a) by the Board of Directors of the Company, or (b) in the case of amendments which do not materially modify the provisions


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               hereof, the Committee or such other committee appointed by the Board of Directors of the Company; provided, however, that no such amendment or termination shall reduce any benefits accrued under the terms of this Program prior to the date of termination or amendment.

          8.2  No Contract of Employment

               The establishment of this Program or any modification hereof shall not give any Employee or other person the right to remain in the service of the Company or any of its subsidiaries, and all Employees and other persons shall remain subject to discharge to the same extent as if the Program had never been adopted.

          8.3  Withholding

               The Company shall be entitled to withhold from any payment due under this Program any and all taxes of any nature required by any government to be withheld from such payment.

          8.4  Loans

               No loans to Employees shall be permitted under this Program.

          8.5  Compensation and Nominating Committee

               This Program shall be administered by the Committee (or any successor committee) of the Board of Directors of the Company. The primary responsibility of the Committee is to administer the Program for the exclusive benefit of the Employees and their beneficiaries, subject to the specific terms of the Program. The Committee shall administer the Program in accordance with its terms to the extent consistent with applicable law, and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Program. Any such determination by the Committee shall be conclusive and binding upon all affected parties. Any denial by the Committee of a claim for benefits under this Program by an Employee or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Employee or beneficiary. Such notice shall set forth the specific reasons for the Committee's decision. In addition, the Committee shall afford a reasonable opportunity to any


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               Employee or beneficiary whose claim for benefits has been
               denied for a review of the decision denying this claim.

          8.6  Entire Agreement; Successors

               This Program, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Company and any Employee regarding this Program. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Company and any Employee relating to the subject matter hereof, other than those set forth herein. This Program and any amendment hereof shall be binding on the Company and the Employees and their respective heirs, administrators, trustees, successors and assigns, including but not limited to, any successors of the Company by merger, consolidation or otherwise by operation of law, and on all designated beneficiaries of the Employee.

          8.7  Severability

               If any provisions of this Program shall, to any extent, be invalid or unenforceable, the remainder of this Program shall not be affected thereby, and each provision of this Program shall be valid and enforceable to the fullest extent permitted by law.

          8.8  Governing Law

               The laws of the State of New Jersey shall govern this Program.

          8.9  Participant as General Creditor

               Benefits under the Program shall be payable by the Company out of its general funds. The Company shall have the right to establish a reserve or make any investment for the purposes of satisfying its obligations hereunder for payment of benefits at its discretion, provided, however, that no Employee eligible to participate in this Program shall have any interest in such investment or reserve. To the extent that any person acquires a right to receive benefits under this Program, such rights shall be no greater than the right of any unsecured general creditor of the Company.




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          8.10 Nonassignability

               To the extent permitted by law, the right of any Employee or any beneficiary in any benefit hereunder shall not be subject to attachment or any other legal process for the debts of such Employee or beneficiary nor shall any such benefit be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.


                                      APPENDIX A

          Unless otherwise specified in another Appendix attached hereto, the sum of the following shall be used for purposes of Section 3.1(b) of the Program:

               (a) all employer-paid benefits under qualified retirement plans and associated supplemental plans sponsored by the Company, Ingersoll-Dresser Pump Company and Dresser Industries, Inc., provided that the Employee's intervening employment between Dresser Industries, Inc. and the Company is solely with Ingersoll-Dresser Pump Company;

                     For purposes of determining the benefit under
                     Section 3.1 of the Program, the following shall apply:

                     (1) The Employee's benefit under the Pension Plan, Ingersoll-Dresser Pump Company Pension Plan, Ingersoll-Rand Company Supplemental Pension Plan, and the Ingersoll-Dresser Pump Company Supplemental Plan, shall be determined as a life annuity at the date of determination.

                     (2) The Employee's account balance as of the date of determination under the Ingersoll-Rand Company Retirement Account Plan (provided that an appropriate adjustment shall be made for grandfathered Employees under such Plan), Ingersoll-Dresser Pump Company Retirement Account Plan (provided that an appropriate adjustment shall be made for grandfathered employees under such plan), Ingersoll-Rand Company Supplemental Retirement Account Plan, and the Ingersoll-Dresser Pump Company Supplemental Retirement



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                          Account Plan shall be determined as a life
                          annuity based on the Actuarial Equivalent as of the date of determination.

                     (3) The portion of the Employee's account balance derived from employer matching contributions under the Ingersoll-Rand Company Savings and Stock Incentive Plan, the Ingersoll-Dresser Pump Company Savings Plan, the Ingersoll-Rand Company Supplemental Savings and Stock Investment Plan, the Ingersoll-Dresser Pump Company Supplemental Savings Plan, and any other qualified defined contribution plan sponsored by the Company or an affiliated employer shall be determined as a life annuity based on the Actuarial Equivalent of such account balance as of the date of determination. An Employee's account balance shall be the sum of the following, whichever are applicable:

                          (A) the Employee's account balance under such plan as of the date he commenced participation in this Program, the Ingersoll-Rand Company Key Management Supplemental Program or the Ingersoll-Dresser Pump Company Key Management Supplemental Program, whichever is earlier, including appreciation (depreciation) and dividends, such amount would have earned until the date of determination,

                          (B) the benefit the Employee would have derived from Employer matching contributions had he contributed the maximum amount permissible under such plan after the date he commenced participation in the Program, the Ingersoll-Rand Company Key Management Supplemental Program or the Ingersoll-Dresser Pump Company Key Management Supplemental Program, whichever is earlier, until the date of determination, including appreciation (depreciation) and dividends, such amount would have earned until the date of determination, and






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                          (C)   if the Employee has not contributed the
                                maximum amount permissible under such plan during the year that the Employee becomes eligible for the Program, the Ingersoll-Rand Company Key Management Supplemental Program or the Ingersoll-Dresser Pump Company Key Management Supplemental Program, whichever is earlier, and the five calendar years prior to participation in this Program, the benefit he would have derived from Employer matching contributions had he contributed the maximum amount permissible under such plan minus the actual amount of Employer matching contributions allocated to his account during such period, including appreciation (depreciation), but excluding dividends that such amount would have earned until the date of determination, and

                          (D) the amount of any withdrawal of Employer matching contributions from such plan for the five-year period immediately prior to participation in the Program, the Ingersoll-Rand Company Key Management Supplemental Program or the Ingersoll-Dresser Pump Company Key Management Supplemental Program, whichever is earlier, including appreciation (depreciation), but excluding dividends that such amount would have earned until the date of determination.

               (b) the Social Security Primary Insurance Amount as defined in the Pension Plan estimated at age 65, multiplied by a fraction, the numerator of which is his Years of Service (up to a maximum of 30), and the denominator of which is 30.

                     For purposes of the Program, "Social Security Primary Insurance Amount" means the amount of the Employee's annual primary old age insurance determined under the Social Security Act in effect at the date of determination and payable in accordance with (i) or
                     (ii) below.




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                          (i)   For benefits determined on or after age 65,
                                payable for the year following his date of retirement.

                          (ii) For benefits determined before the Employee attains age 65, payable for the year following his retirement or death (or which would be payable when he first would have become eligible if he were than unemployed), assuming he will not receive after retirement (or death) any income that would be treated as wages for purposes of the Social Security Act.

                     For purposes of determining the Social Security Benefit under paragraphs (i) and (ii) above, an Employee's covered earnings under said Act for each calendar year preceding the Employee's first full calendar year of employment shall be determined by multiplying his covered earnings subsequent to the year being determined by the ratio of the average per worker total wages as reported by the Social Security Administration for the calendar year being determined to such average for the calendar year subsequent to the year being determined.


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